                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549


                                    FORM 8-K

                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) MARCH 15, 1998



                             ST. PAUL BANCORP, INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



     Delaware                       01-15580                     36-3504665
--------------------------------------------------------------------------------
 (State or other            (Commission File Number)           (IRS Employer
 jurisdiction of                                            Identification No.)
 incorporation)


6700 West North Avenue, Chicago, Illinois                           60707
--------------------------------------------------------------------------------
(Address of principal executive offices)                          (Zip Code)


Registrant's telephone number, including area code:  (773) 622-5000
                                                     --------------

                               Not Applicable
--------------------------------------------------------------------------------
        (Former name or former address, if changed since last report)

Item 5. Other Events.


     On March 15, 1998, St. Paul Bancorp, Inc. ("St. Paul") announced that it had entered into an Agreement and Plan of Merger (the "Agreement") by which St. Paul will acquire Beverly Bancorporation, Inc. ("Beverly Corp.") in a tax-free stock-for-stock exchange (the "Merger"). The Merger is subject to approval by Beverly Corp.'s shareholders, and St. Paul's shareholders must approve a proposal to increase the number of St. Paul's authorized shares and the issuance of the stock being offered as consideration in connection with the Merger. The Merger is subject to regulatory approvals and customary closing conditions. In connection with the Agreement, St. Paul and Beverly Corp. entered into an Option Agreement (the "Option Agreement") pursuant to which Beverly Corp. granted St. Paul an option, exercisable under certain circumstances, to purchase an aggregate of 1,100,488 newly issued shares of common stock, par value $.01 per share, of Beverly Corp.


     The Agreement (including exhibits thereto) and the Option Agreement are attached hereto as Exhibit 2.1 and Exhibit 2.2, respectively, and are incorporated by reference herein. St. Paul issued a press release on March 15, 1998 describing the signing of the Agreement with Beverly Corp. Such press release is filed as Exhibit 99 hereto.


Item 7. Financial Statements and Exhibits.

    (a) Not applicable.

    (b) Not applicable.

    (c) Exhibits
        Exhibit No.    Description

        2.1 Agreement and Plan of Merger, dated as of March 15, 1998, by and between St. Paul Bancorp, Inc. and Beverly Bancorporation, Inc.

        2.2 Option Agreement, dated as of March 15, 1998 by and between and St. Paul Bancorp, Inc. and Beverly Bancorporation, Inc.

        99             Press Release of St. Paul Bancorp, Inc. dated March 15,
                       1998.

                                  SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    ST. PAUL BANCORP, INC.



Date:  March 19, 1998               By:  /s/
                                         ---------------------------
                                         Patrick J. Agnew
                                         President

                               INDEX TO EXHIBITS


EXHIBIT
NUMBER          EXHIBIT DESCRIPTION                               PAGE

2.1 Agreement and Plan of Merger, dated as of March 15, 1998, by and between St. Paul
               Bancorp, Inc. and Beverly Bancorporation, Inc.

2.2 Option Agreement, dated as of March 15, 1998 by and between and St. Paul Bancorp, Inc. and Beverly Bancorporation, Inc.

99             Press Release of St. Paul Bancorp, Inc. dated
               March 15, 1998.